UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On March 12, 2021, Jack P. DeBoer, member of the board of trustees (the “Board of Trustees”) of Chatham Lodging Trust (the “Company”) and member of the Company’s Audit Committee, passed away. Mr. DeBoer had served as a trustee of the Company since its initial public offering in 2010. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated March 15, 2021
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

March 15, 2021	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer